OTHER GAINS / (LOSSES)—NET (Tables)	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Schedule of Other Gains / (Losses)—Net

(in millions of Euros)	Notes	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2017
Realized (losses) / gains on derivatives (A)		(49)	14	—
Unrealized gains / (losses) on derivatives at fair value through profit and loss - net (A)	5	33	(84)	57
Unrealized exchange losses from the remeasurement of monetary assets and liabilities - net	5	—	—	(4)
Gains on pension plan amendments (B)	25	1	36	20
(Losses) / gains on disposal (C)		(3)	186	(3)
Other		(1)	2	—
Total other gains / (losses) - net		(19)	154	70

(A)
Realized gains and losses are related to derivatives entered into with the purpose of mitigating exposure to volatility in foreign currencies and commodity prices. Unrealized gains and losses are related to derivatives that do not qualify for hedge accounting.

(B)
For the year ended December 31, 2018, the Group amended one of its OPEB plans in the U.S., which resulted in a €36 million gain. For the year ended December 31, 2017, amendments to certain Swiss pension plans, U.S. pension plans and OPEB resulted in a €20 million gain.

(C)
In July 2018, Constellium completed the sale of the North Building assets of its Sierre plant in Switzerland to Novelis and contributed the Sierre site shared infrastructure to a joint-venture with Novelis, in exchange for cash consideration of €200 million. This transaction also resulted in the termination of the existing lease agreement for the North Building assets which had been leased and operated by Novelis since 2005. For the year ended December 31, 2018, the transaction generated a €190 million net gain (See NOTE 32 - Subsidiaries and Operating Segments).